UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                       AMENDMENT NO. 1 TO

                            FORM 8-K


                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 23,
1996

                RIDGEWOOD ELECTRIC POWER TRUST IV
       (Exact name of Registrant as Specified in Charter)

Delaware               0-25430              22-3324608
(State or other          (Commission               (IRS Employer
 jurisdiction             file number)         Identification
Number)
 of incorporation)

    947 Linwood Avenue, Ridgewood, New Jersey 07450-2939
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (201) 447-9000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     The audited historical and unaudited pro forma financial statements required by Regulation S-K are in preparation and cannot be furnished at this time. They will be provided by amendment to the Current Report no later than March 8, 1997.

     (c)  Exhibits.



Exhibit No.    Item

   2.1 Agreement of Merger, dated as of July 1, 1996, by and among Consolidated Hydro Maine, Inc., CHI Universal, Inc., Consolidated Hydro, Inc., Ridgewood Maine Power Partners, L.P. and Ridgewood Maine Hydro Corporation. [Previously filed.]

   2.2    Letter, dated November 15, 1996, amending Agreement of
Merger.  [Filed with this amendment.]

   2.3    Letter, dated December 3, 1996, amending Agreement of
Merger.  [Previously filed.]


  10      Operation, Maintenance and Administration Agreement,
dated November __, 1996, by and among Ridgewood Maine Hydro
Partners, L.P., CHI Operations, Inc. and Consolidated Hydro, Inc.
[Previously filed.]

  99      List of projects.  [Previously filed.]

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         RIDGEWOOD ELECTRIC POWER TRUST IV


                         By: /s/ Thomas R. Brown
                             Thomas R. Brown, Senior Vice
                              President and Chief Operating
                                            Officer